UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 11, 2005

                            BRANDPARTNERS GROUP INC.

               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

DELAWARE                            0-16530                        13-3236325
--------                            -------                        ----------
(STATE OR OTHER JURISDICTION)     (COMMISSION                   (I.R.S. EMPLOYER
OF INCORPORATION)                 FILE NUMBER)                   IDENTIFICATION)


                       10 MAIN STREET, ROCHESTER, NH 03839
                       -----------------------------------

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 732-3999
                                                           --------------

                                       N/A
                                       ---

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On January 11, 2005, BrandPartners Group, Inc. issued a press release that announced that the Company had posted contract bookings of $61.5 million for 2004. A copy of the press release is furnished with this Current Report as
Exhibit 99.1.


The information of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits furnished with this report:

      99.1 January 11, 2005 press release as issued by BrandPartners Group, Inc.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BRANDPARTNERS GROUP INC.

Date: January 11, 2005

                                           By: /s/  James F. Brooks
                                               --------------------
                                           James F. Brooks
                                           President and Chief Executive Officer